United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                           Current Report Pursuant to
           Section 13 or 15(d) of the Securities Exchange Act of 1934

                                   May 7, 2009
                                (Date of Report)

                           Domain Registration, Corp.
             (Exact name of registrant as specified in its charter)

         Nevada                      000-25487                    88-0409159
(State of incorporation)      (Commission File Number)          (IRS Employer
                                                             Identification No.)

            New Agriculture Development Park
Daquan Village, Tonghua County, Jilin Province, P.R. China          134115
         (Address of principal executive offices)                 (Zip Code)

                                  212-519-7418
              (Registrant's telephone number, including area code)

P.O. Box 031-088, Shennan Zhong Road, Shenzhen City, P.R. China     518031
       (Former address of principal executive offices)            (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

      On May 7, 2009, in connection with the acquisition of China Northern Pharmacy Holding Group Limited, a British Virgin Islands corporation ("CNPH"), the Board of Directors of Domain Registration, Corp. (the "Company") elected Yanhua Han, one of the former shareholders of CNPH, Chairman of the Board of Directors, Yunlu Yin as President and Chief Executive Officer of the Company, and Ziqiang Guo, as Chief Financial Officer of the Company.

      On May 29, 2009, Messrs. Yin and Guo were elected as Directors of the Company and Chunhua Yang resigned as a Director of the Company.

      Yanhua Han, age 54, has served as Chairman of Tonghua Huachen Pharmaceutical Company Limited and as the Political Consultative Conference permanent committee member of Tonghua City since 2000. From 1997 to 2000, Mr. Han served as factory manager of Tonghua Huachen Pharmaceutical Manufacturing Plant, the representative of the county's People's Deputy Congress, Vice Chairman of Tonghua County Chamber of Commerce and the permanent committee member of county's Political Consultative Conference. From 1990 to 1997, Mr. Han served as executive manager of Sichuan Chengdu Shuwei Medical Company. From 1989 to 1990, Mr. Han served as head of Jilin Province Tonghua Municipal government in Haikou Office. From 1988 to 1989, Mr. Han served as assistant director of Jilin Province Tonghua Foreign Economy and Trade Committee. From 1985 to 1988, Mr. Han served as assistant director of Jilin Province Tonghua County Planned Economy Committee. From 1982 to 1985, Mr. Han studied in and graduated from Tianjin University National Economy Management School. From 1976 to 1982, Mr. Han served as staff in Jilin Province Tonghua area Administrative Office Construction Committee. From 1973 to 1976, Mr. Han served as a technician in Jilin Province the Fourth Construction Company technical department. In 1973, Yanhua Han graduated from Jilin Architectural Engineering Institute and Tianjin University School of Economy and Management. Currently, he is the municipal Political Consultative Conference permanent committee member and the People's Deputy Congress representative.

      Yunlu Yin, age 43, has served as Chief Executive Officer of Huachen International Group Limited Company, general manager of Guangzhou Zhonghui Pharmaceutical Limited Company and general manager of Guangzhou Zhongshun Medicine Research Limited Company since 2006. From 2003 to 2006, Mr. Yin served as general manager of Jilin Province Changchun Hongli Pharmaceutical Limited Company, general manager of Jilin Province Changchun Zhongbo Medicine Marketing Planning Limited Company, general manager of China Academy of Traditional Chinese Medicine Research Institute Scientific and Technological Cooperation Center Tumor Expert Long-Distance Diagnosing and Treating Center, assistant director of World Chinese Medicine and Pharmaceutical Society Information Network Center and general manager of World Chinese Medicine and Pharmaceutical Society Tumor Expert Electronic Service System. From 2001 to 2003, Mr. Yin served as general manager of Jilin Province Changchun People's Pharmaceutical Limited Company and deputy general manager of Jilin Province Canye Group Guoli Pharmaceutical Limited Company. From 1998 to 2001, Mr. Yin served as manager of Jilin Province Natural Medicine Research Institute, factory manager of Jilin Province Linjiang Pharmaceutical Manufacturing Plant, factory manager of Jilin Province Changbai Mountain Ginseng and Hairy Deerhorn Nutrition Production Plant


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and deputy general manager of Jilin Jianjin Company. From 1994 to 1998, Mr. Yin served as manager of Jilin Province Natural Medicine Research Institute, factory manager of Changchun Dahai Handicraft Plant and deputy factory manager of Jilin Province Red Stone Pharmaceutical Manufacturing Plant. From 1992 to 1994, Mr. Yin served as assistant manager of Jilin Province Changbai Mountain Wild Resources Applied Research Institute, general manager of Changchun Nature Guoguan Drink Company and deputy general manager of Jilin Province Zhenyuan Medicine and Healthy Product Company which is a Joint Venture between China and Japan. Form 1986 to 1991, Mr. Yin served as chief technician of Jilin Province Baishan City Dayangcha Ginseng and Hairy Deerhorn Pharmaceutical Manufacturing Plant and manager of Jilin Province Baishan City Hekou Ginseng and Hairy Deerhorn Farm.

      Mr. Yin has been studying for an MBA in Hong Kong International Business School since 2006. From 1994 to 1998, Mr. Yin was on-the-job training in pharmacy high polymer faculty working office at Jilin University Graduate school Chemistry department. From 1992 to 1994, Mr. Yin was on-the-job training in traditional Chinese medicine department at Changchun Traditional Chinese Medicine College. From 1983 to 1986, Mr. Yin was studying special traditional Chinese medicine major at Jilin Province Ji'an Agriculture Secondary Specialized School.

      Ziqiang Guo , age 37, has served as Financial Director of Power-One Electronics (China) Company Limited (NASDAQ: PWER) since 2006. From Aug 2004 to Oct 2006, Mr. Guo served as Chief Financial Officer of Magneteck Electronics (Shenzhen) Company Limited (NYSE: MAG). From Dec 1999 to Dec 2003, Mr. Guo served as controller of Gold Coin (China) Limited.

      Mr. Guo holds an MBA degree from Carlson School of Management in University of Minnesota, He is member of Associate of Chartered and Certified Accountant.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

      On May 29, 2009, the Board of Directors of the Company amended the Company's By-laws by deleting in its entirety Section 6 of Article IV ("Shareholders' Meetings'), which read as follows:

"Section 6. SHAREHOLDERS ACTING WITHOUT A MEETING - DIRECTORS. Any action which may be taken at a meeting of the Shareholders, may be taken without a meeting or notice of meeting if authorized by a writing signed by all of the Shareholders entitled to vote at a meeting for such purpose, and filed with the Secretary of the corporation, provided, further, that while ordinarily Directors can be elected by unanimous written consent, if the Directors fail to fill a vacancy, then a Director to fill a vacancy may be elected by the written consent of persons holding a majority of shares entitled to vote for the election of Directors."

      The Board of Directors adopted the amendment, which became effective on May 29, 2009, to eliminate an inconsistency with Section 7 of Article IV which authorizes the taking of action by written consent in lieu of a meeting of


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shareholders "signed by holders of outstanding shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to thereon were present and voted," "unless otherwise provided for under applicable law or the Articles of Incorporation." The amendment is consistent with Section 320 of Chapter 78 of the Nevada Revised Statutes and does not conflict with any provision of the Articles of Incorporation. Section 7 (formerly captioned "Other Actions Without A Meeting") has been recaptioned "Shareholders Action Without A Meeting."

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

3.2   By-laws, as amended as of May 29, 2009


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2009                     DOMAIN REGISTRATION, CORP


                                       By: /s/Yunlu Yin
                                           -------------------------------------
                                           Yunlu Yin
                                           President and Chief Executive Officer


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                                  Exhibit Index

Exhibit No.     Description
-----------     -----------

3.2             By-laws, as amended as of May 29, 2009


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